UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 30, 2015 (March 24, 2015)

VISCOUNT SYSTEMS, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-49746	88-0498181
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

4585 Tillicum Street, Burnaby, British Columbia, Canada V5J 5K9
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (604) 327-9446

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 24, 2015 (the “Effective Date”), the wholly-owned subsidiary of Viscount Systems, Inc. (the “Company”), Viscount Communication & Control Systems Inc. (“Viscount Communication”), entered into a Full Factoring Agreement (the “Factoring Facility”) with Liquid Capital Exchange Corp. (“Liquid Capital”), pursuant to a Purchase and Sale Agreement, dated March 24, 2015, between the Company and Liquid Capital Exchange, Inc. (the “Purchase Agreement”).

Pursuant to the Purchase Agreement, Liquid Capital Exchange, Inc. will purchase certain of the accounts receivable (the “Receivable”) of the Company, with the maximum face amount of purchased Receivables sold to Liquid Capital Exchange, Inc. not to exceed $1,000,000.  Upon any acquisition of a Receivable, Liquid Capital Exchange, Inc. will advance to the Company up to 80% of the face amount of the Receivable.  The payment of all indebtedness and obligations of the Company to Liquid Capital Exchange, Inc. is secured by a security interest in certain of the Company’s assets as set forth in greater detail in the Purchase Agreement.

Pursuant to the Factoring Facility, Liquid Capital will purchase each Receivable at a discount of 3.65%, or such other discount as is further agreed to by the parties in writing. The Factoring Facility will have an initial term of one (1) year, and will renew automatically each year thereafter unless and until either party provides notice of termination to the other party no less than thirty (30) days from March 23rd of each year. As continuing security for all present and future obligations of Viscount Communication to Liquid Capital, Viscount Communication shall execute a general assignment of all of its Receivables to Liquid Capital.

The Company has guaranteed payment of Viscount Communication’s debts and obligations to Liquid Capital under the Factoring Facility.

The foregoing description of the Factoring Facility and the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Factoring Agreement and the Purchase Agreement, copies of which are listed as Exhibits 10.1 and 10.2 to this report, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is set forth in Item 1.01 above, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Ex. 10.1	Full Factoring Agreement, dated March 24, 2015, between Viscount Communication & Control Systems Inc. and Liquid Capital Exchange Corp.

Ex. 10.2	Purchase and Sale Agreement, dated March 24, 2015, between Viscount Systems, Inc. and Liquid Capital Exchange Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 30, 2015	VISCOUNT SYSTEMS, INC.
(Registrant)

By:	/s/ Dennis Raefield
Dennis Raefield, President